UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Reg. §240.14c-101

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

ATLAS TECHNOLOGY GROUP, INC.

 (Name of Registrant as Specified in Its Charter)

Not Applicable

 (Name of Person(s) Filing Information Statement, if other than the Registrant)

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(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

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☐ Fee paid previously with preliminary materials.

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ATLAS TECHNOLOGY GROUP, INC.

PO Box 147165, Lakewood, Colorado, 80214

NOTICE OF ACTION TO BE TAKEN BY THE SHAREHOLDERS

_____________, 2022

To The Shareholders of Atlas Technology Group, Inc.:

This information statement is being provided on behalf of the board of directors (the “Board”) of Atlas Technology Group, Inc. (“Atlas” or the “Company”) to record holders of shares of our common stock (“Shareholders”) as of the close of business on the record date of _____________, 2022. This information statement provides notice that the Board has recommended, and a holder of a majority of the voting power of our outstanding common stock have voted, to approve the following items:

1. Atlas’s redomicile from Florida to Delaware by means of a merger with and into a newly formed and wholly owned Delaware subsidiary corporation, Saxon Capital Group, Inc., (“Saxon DE”) formed for purposes of the merger with us in order to change the Company’s domicile (“Domicile Change”) and it will be a name change concurrently.

The Board of Directors has unanimously approved the Domicile Change and merge and a person owning a majority of the outstanding voting securities of Atlas Technology Group, Inc. as of the Record Date, has adopted, ratified and approved the proposed actions by written consent. No other votes are required or necessary to effectuate the proposed actions. Such action by our shareholders will be effective 20 calendar days after the date this Information Statement is first mailed to our shareholders and after the filing of required notices with the Florida Secretary of State's office and the State of Delaware.

The Annual Report on Form 10-K for the year ended December 31, 2021, and any reports on Form 8-K and 10-Q filed by Atlas Technology Group, Inc. during the past year with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commission’s website at www.sec.gov in the Edgar Archives. Atlas Technology Group, Inc. is presently current in the filing of all reports required to be filed by it.

This information statement describes, in more detail, the actions being taken and the circumstances surrounding the Board's recommendation of the actions.

The Company will need to file the Articles of Merger with the Florida Secretary of State and the Certificate of Merger with the Secretary of State of Delaware in order for the Merger to become effective. Under federal securities rules and regulations, we may not file the Articles of Merger until at least __ days after the mailing of this Information Statement to our Stockholders.

The Company will bear the expenses relating to this information statement, including expenses in connection with preparing and mailing this information statement and all documents that now accompany or may in the future supplement it.

Only one information statement is being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a shareholder at a shared address to which a single copy of the information statement was delivered. You may make a written or oral request by sending a written notification to the Company's principal executive offices stating your name, your shared address and the address to which the Company should direct the additional copy of the information statement or by calling the Company's principal executive offices. If multiple shareholders sharing an address have received one copy of this information statement and would prefer the Company mail each shareholder a separate copy of future mailings, you may send notification to or call the Company's principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to shareholders at the shared address, notification of that request may also be made by mail or telephone call to the Company's principal executive offices.

The information statement is being provided to you for informational purposes only. Your vote is not required to approve the actions described above. This information statement does not relate to an annual meeting or special meeting in lieu of an annual meeting. You are not being asked to send a proxy and you are requested not to send one. The approximate mailing date of this information statement is _________________, 2022.

We appreciate your continued interest in Atlas Technology Group, Inc.

Very truly yours,

____________________________

       Redgie Green, CEO

INFORMATION STATEMENT

OF

ATLAS TECHNOLOGY GROUP, INC.

PO Box 147165

Lakewood, Colorado, 80214

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER

___________________, 2022

To The Shareholders of Atlas Technology Group, Inc.:

This information statement is being provided on behalf of the board of directors (the “Board”) of Atlas Technology Group, Inc. (the “Company”) to record holders of shares of our common stock (“"Shareholders”) as of the close of business on the record date of _____________, 2022. This information statement provides notice that the Board has recommended, and a holder of a majority of the voting power of our outstanding common stock have voted, to approve the following items:

1. Our redomicile from Florida to Delaware by means of a merger with and into a newly formed and wholly-owned Delaware subsidiary corporation, Saxon Capital Group, Inc. (“Saxon DE”), formed for purposes of the merger with us in order to change the Company’s domicile (“Domicile Change”) and it will be a name change concurrently.

The Board of Directors has unanimously approved the Domicile Change and merge and a person owning a majority of the outstanding voting securities of Atlas Technology Group, Inc. as of the Record Date, has adopted, ratified and approved the proposed actions by written consent. No other votes are required or necessary to effectuate the proposed actions. Such action by our shareholders will be effective after 20 calendar days after the date this Information Statement is first mailed to our shareholders and after the filing of required notices with the Florida Secretary of State's office and the State of Delaware.

The Annual Report on Form 10-K for the year ended December 31, 2021, and any reports on Form 8-K and 10-Q filed by Atlas Technology Group, Inc. during the past year with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commission’s website at www.sec.gov in the Edgar Archives. Atlas Technology Group, Inc. is presently current in the filing of all reports required to be filed by it.

THE COMPANY AND THE PROPOSALS

The Company’s mailing address is PO Box 147165, Lakewood, Colorado, 80214 and our telephone number is 303-323-4896.

Additional information regarding the Company, its business, its stock, and its financial condition are included in the Company's Form 10 Registration Statement filed with the Securities and Exchange Commission at www.sec.gov. Copies of the Company's Form 10 and subsequent current filings are available upon request to: Redgie Green, Chief Executive Officer, Atlas Technology Group, Inc., PO Box 147165, Lakewood, Colorado, 80214.

The Majority Shareholder of Atlas Technology Group, Inc. submitted his written consent to the Board and shareholder resolutions described in this Information Statement on or about __________, 2022, to be effective on or about __ days after the date of mailing.  As of ___________, 2022, the Majority Shareholder holds of record one

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share of Series A Super Majority Voting Preferred Stock and has voting rights equivalent to 68% of the number of votable preferred and common shares issued and outstanding (5,850,705,874 common shares). As of June 1, 2022, the voting rights of the Majority Shareholder was equal to 68% of the total voting rights. The Majority Shareholder is David Cutler, our Chief Financial Officer and director. The remaining outstanding shares of common stock are held by approximately 91 other shareholders of record.

The Company is not soliciting consents or proxies and shareholders have no obligation to submit either of them. Whether or not shareholders submit consents should not affect their rights as shareholders or the prospects of the proposed shareholder resolutions being adopted. The Majority Shareholder has consented to the shareholder resolution described in this Information Statement by a written consent. The affirmative vote of the holder of a majority of the outstanding common stock of the Company is required to adopt the proposal described in this Information Statement. Florida law does not require that the proposed transaction be approved by a majority of the disinterested shareholders.

The Majority Shareholder submitted his written consent to the shareholder resolutions described in this Information Statement on or about _______________, 2022. Such action by our shareholders will be effective __ calendar days after the date this Information Statement is first mailed to our shareholders and after the filing of required notices with the Florida Secretary of State's office and the State of Delaware.

NO VOTE OR OTHER ACTION OF THE COMPANY’S SHAREHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Why am I receiving these materials?

Our Board of Directors has made available printed versions of these materials to shareholders of record as of 5:00 p.m. on ____________, 2022, by mail, in connection with the Board’s and a majority shareholder’s approval by written consent of the shareholders of the Company, of a change in the Company’s state of incorporation from Florida to Delaware.  This Information Statement constitutes the notice required to shareholders pursuant to the Florida Business Corporation Act and Section 14(c) of the Securities and Exchange Act of 1934.

When will this action be taken?

The Board anticipates that the Articles of Merger and Certificate of Merger (respectively) will be filed with the Florida and Delaware Secretaries of State 21 calendar days following the distribution of this Information Statement to shareholders in accordance with Rule 14c-2 of the Securities and Exchange Act, or approximately in late _________, 2022.

Why are you proposing this Action?

The Board of Directors deems it to be in the best interests of the Company and its shareholders to change the state of our incorporation from Florida to Delaware.  We want to change the state of our incorporation for several reasons including to take advantage of certain statutory, case law, and administrative flexibility in connection with the operation and administration of the Company.  We are examining creation and use of certain preferred securities to further our business. We would like, in part, to be able to take advantage of certain provisions of Delaware law that, we believe, will give our planning more surety than available in Florida.

Do I need to give my consent?

No.  A Holder of a majority of the Company’s outstanding shares has consented by written consent to approve the Agreement and Plan of Merger to merger the Company into a Delaware corporation for purposes of

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changing the domicile of the Company and the Board is neither seeking your consent nor a proxy to vote your shares to approve the Agreement and Plan of Merger at this time.

Are you having a meeting of shareholders?

No.

How may I communicate with the Company’s Board of Directors?

You may send correspondence to the Chief Executive Officer of the Company, Mr. Redgie Green, in care of Atlas Technology Group, Inc., PO Box 147165, Lakewood, Colorado 80214.  Mr. Green will submit your correspondence to the Board of Directors or the appropriate committee or director, as applicable.

How much will the Merger into the Delaware corporation cost the Company?

We anticipate that the costs of preparing, filing, printing and mailing this Information Statement and attendant documents to shareholders and the filing fees associated with the Agreement and Plan of Merger will not exceed $4,000.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the transaction, passed upon the merits or fairness of the transaction, or passed on the adequacy or accuracy of the disclosure in this Information Statement.  Any representation to the contrary is a criminal offense.

PROPOSED REDOMICILE OF THE COMPANY FROM FLORIDA TO DELAWARE

This Information Statement is furnished by the Board of Directors of the Company, to the holders of record at the close of business on _________, 2022 (the “Record Date”) of the Company’s outstanding common stock (“Common Stock”).

Our Board of Directors believes that the Redomicile is in the best interests of the Company and its shareholders.  The Agreement and Plan of Merger, Articles of Merger and Certificate of Merger, and Bylaws (in substantially the forms included with this Information Statement) all have the unanimous support of our Board of Directors and the written consent of the holder of a majority of our outstanding stock.  Pursuant to the Agreement and Plan of Merger, dated ___________, 2022, by and between the Company and Saxon Capital Group, Inc., a Delaware corporation (“Saxon DE”), we will merge with and into Saxon DE with Saxon DE as the surviving corporation (the “Merger”).  We anticipate that the Agreement and Plan of Merger and Articles of Merger will be filed with the Florida Secretary of State on or after _______________, 2022.

Our separate existence in Florida will cease upon the effectiveness of the Merger but our business will continue unaffected and unimpaired by the Redomicile.

Each outstanding share of the Company’s common stock will automatically be converted into one share of Saxon DE common stock, and the existing holders of common stock will own all the outstanding shares of Saxon DE common stock immediately following the Merger.  No change of ownership will result from the Redomicile.

No Appraisal Rights

Shareholders do not have appraisal rights under the Florida Business Corporation Act or under our articles of incorporation filed in Florida, as amended to date (the “Florida Articles”) or bylaws, as amended to date (the “Bylaws”) in connection with the Redomicile.

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Why did the Board of Directors Choose to Redomicile in Delaware?

The choice of a state of domicile is important because each state has its own sets of laws, rules, regulations, and procedures which govern the operation of a corporation.  Our officers and directors look to these state laws to guide their decision-making on many issues including corporate governance procedures and policies, director and officer fiduciary duties to the corporation’s shareholders, and key strategic alternatives for the corporation including mergers, acquisitions, and divestitures.  The Board believes that Delaware state laws, rules, and regulations provide the best guidance and operation procedures for Atlas.

Delaware has long been a favored state of domicile for many corporations and other business entities.  Over the years Delaware has cultivated and adopted a comprehensive and coherent set of corporate laws that quickly respond to the ever-changing legal and business needs of corporations.  Delaware also has an extensive and predictable set of case law which addresses the complex and varied nature of issues facing a public company.  Finally, Delaware offers a quick and easy process for charter amendments and other administrative needs.  Our Board believes that Delaware’s decades of business and case law will help Atlas more easily navigate the complex issues that may arise as it continues to grow and seek out additional investment opportunities.

Predictability, Flexibility, and Responsiveness

Delaware courts have a well-established background of case law that is more thorough, predictable, and broadly applied to principles of corporate governance than the case law in Florida.  Delaware corporations can look to this plethora of firmly established and consistently interpreted principles when making business and legal decisions.

Many large companies are incorporated in Delaware which allows Delaware to review and decide matters relating to corporate governance and rights and obligations of shareholders before any other state.  Florida courts often times look to Delaware case law when reviewing issues related to corporations and its shareholders.  Atlas believes that this “first review” will be most beneficial to the corporation and its shareholders because not only does it provide decisions for issues which have not yet been reviewed in Florida courts but Delaware corporate laws are also more consistently and predictably enforced.

Unlike Florida in which business and corporate disputes are heard by the Circuit Court which often experiences long delays and inconsistent decisions, Delaware also has a dedicated court system, the Court of Chancery, specially designed to quickly and efficiently review and decide corporate law cases.  Cases appealed from the Court of Chancery are automatically forwarded to Delaware’s Supreme Court.  In addition to the separate corporate law court system, Delaware also enacted the Delaware Rapid Arbitration Act which provides a streamlined arbitration system for many business law disputes.

Anti-Takeover Provisions

Delaware allows a Board to adopt a shareholders rights plan, sometimes known as a “poison pill”, as a means to thwart a hostile takeover or maintain control over the corporation.  Under a shareholders’ rights plan in the event of a hostile takeover or attempt by an “activist” shareholder to take over control of the company through purchase of a substantial number of shares, a Delaware corporation could provide the right to other shareholders to purchase additional shares to dilute the hostile or “activist” purchaser from gaining a majority ownership stake. Whether a Florida court would allow a similar shareholders’ rights or “poison pill” plan is uncertain as the validity of a shareholders’ rights plans have never been definitively addressed by the Florida courts.

Are there any negative impacts of redomiciling in Delaware?

As with all decisions, yes, there are possible negative consequences in redomiciling in Delaware.  First, unless expressly included in the certificate of incorporation, Delaware does not automatically provide for cumulative voting for directors; shareholders may generally only vote the number of votes allocated to their shares.  Second,

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Delaware may not provide the same rights to minority shareholders as those shareholders would receive under Florida law.  For example, in Florida, a shareholder owning at least 10% of the corporation’s shares may call a special meeting of the shareholders but Delaware does not allow a shareholder to call a special meeting of shareholders unless such right is included within the corporation’s certificate of incorporation or bylaws.  Third, Section 203 of the Delaware General Corporate Law may prevent the company from entering into a business combination with a shareholder holding a large number of shares, thereby impeding how Atlas chooses to operate.

How will the Redomicile be effected?

Following at least 20 days after the mailing of the Notice to shareholders, Atlas will file the attached Articles of Merger with the Florida Secretary of State and the merger of the Florida corporation into the newly formed Delaware entity will be effective upon acceptance of the Articles of Merger by the Florida Secretary of State and Certificate of Merger by the Delaware Secretary of State.  Immediately following the acceptance of the Articles of Merger, the Florida entity shall cease to exist and the Delaware corporation, the surviving entity, shall be the successor in interest to Atlas and all shareholders of Atlas shall become shareholders of Saxon DE.

What are the consequences of the Redomicile?

Immediately following the Redomicile Atlas will be governed by the Delaware Certificate of Incorporation, Delaware Bylaws, and the Delaware General Corporation Law.  Copies of the Delaware Certificate of Incorporation and Bylaws will be available to any shareholder who requests a copy from the Secretary of the Company.

After the Redomicile our name will be Saxon Capital Group, Inc.  Other than the change in domicile to Delaware, the Redomicile will not result in any change to our business operations, name, management, Board composition, fiscal year, assets, liabilities, net worth, or physical location.  We do not believe that Redomicile will affect any material contracts we have with third parties and all material contracts, including rights and contracts for officer and director compensation, will be assumed by Saxon DE.  Atlas’s current directors will become the directors of Saxon DE and Atlas’s officers shall continue to act as the officers of Saxon DE.  We will continue to operate from the same business address located at 2255 Sheridan Blvd, C208, Edgewater, CO 80214.

What will happen to my shares of common stock as a result of the Redomicile?

On the effective date of the Redomicile, each outstanding share of common stock of Atlas shall be automatically converted into one share of common stock of Saxon DE.  Any stock certificate representing issued and outstanding shares of common stock of Atlas will continue to represent the same number of shares of common stock of Saxon DE.  Each outstanding warrant shall remain in effect and shall be convertible into one share of Saxon DE’s common stock.

Any share certificate currently issued for shares of Atlas will automatically represent shares in Saxon DE upon the effective date of the Redomicile.  Shareholders will not be required to surrender or exchange any share certificates as a result of the Redomicile.

Will the shares of common stock be listed for trading after the Redomicile?

Our common stock is eligible to trade only in the “Expert Market” under trading symbol ATYG.

Will the Redomicile impact Atlas’s registration statements with the SEC?

No.  The registration statement, as amended, of Atlas on file with the SEC prior to the Redomicile will be continued by Saxon DE.

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Are there dissenters’ rights with respect to the Redomicile?

While Florida law does generally allow dissenting shareholders to receive certain rights, such as the ability to cash out their shares rather than receive the merger consideration, because all of the Atlas shareholders remain the same following the Redomicile, Florida law does not provide for dissenters’ rights in this situation.

Are there any tax repercussions from the Redomicile?

We do not believe that either Atlas or shareholders will experience a taxable event as a result of the Redomicile.  Each shareholder is advised to check with his or her own tax advisor.

Interest of Atlas’s Directors and Executive Officers in the Redomicile

Atlas’s officers and directors may have interests in the Redomicile that are different from, or in addition to, the interests of the shareholders generally.  For example, the Redomicile may be of benefit to our officers and directors in helping reduce personal liability, preventing takeover bids, and increasing their indemnification by the corporation.  Atlas’s Board of Directors was aware of these interests and considered them in reaching its decision to approve the Redomicile.

Differences Between Florida General Corporation Law and Delaware General Corporate Law.  Differences Between Atlas and Saxon DE.

The tables on pages 6-14 show some of the differences between Florida Business Corporation Act (“FBCA”) and Delaware General Corporate Law (“DGCL”), including some of the changes to the Company’s Articles and Bylaws that will be effected as part of the Redomicile.  This table does not list all of the possible differences and similarities; shareholders are encouraged to review the Delaware Certificate of Incorporation and Delaware Bylaws.

DELAWARE	FLORIDA
Blank Check Preferred Stock
Delaware The Delaware General Corporation Law (“DGCL”) permits, if authorized by the certificate of incorporation, the issuance of Blank Check Preferred Stock with preferences, limitations and relative rights determined by a corporation’s board of directors without stockholder approval.	Florida The Florida Business Corporation Act (“FBCA”) also permits, if authorized by the articles of incorporation, the issuance of Blank Check Preferred Stock with preferences, limitations and relative rights determined by a corporation’s board of directors without shareholder approval.

Special Meeting of Shareholders/Stockholders
Delaware Under the DGCL, a special meeting of stockholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s certificate of incorporation or bylaws. The DGCL does not require a corporation to call a special meeting at the request of stockholders.	Florida Under the FBCA, a special meeting of shareholders may be called by the corporation’s board of directors, the persons authorized by the articles of incorporation or bylaws or by holders of not less than 10 percent, unless a greater percentage not to exceed 50 percent is required by the articles of incorporation, of all the voted entitled to be cast on any issue proposed to be considered at the proposed special meeting.

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Corporate Action without a Shareholder/Stockholder Meeting
Delaware Unless otherwise provided in the certificate of incorporation, the DGCL permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken.	Florida Unless otherwise provided in the articles of incorporation, the FBCA permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken.

Amendment or Repeal of the Articles of Incorporation or the Certificate of Incorporation
Delaware Under the DGCL, stockholders are not entitled to enact an amendment to the certificate of incorporation without appropriate action taken by the board of directors. Amendments to the certificate of incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders.	Florida Under the FBCA, shareholders are not entitled to enact an amendment to the articles of incorporation without appropriate action taken by the board of directors. Amendments to the certificate of incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the shareholders. For corporations with fewer than 35 shareholders, however, shareholder action alone is sufficient to amend the articles of incorporation.

Amendment or Repeal of Bylaws
Delaware The DGCL provides that stockholders may amend the bylaws and, if provided in its certificate of incorporation, the board of directors also has this power. Under the DGCL, stockholders entitled to vote in the election of directors have the power to adopt, amend or repeal bylaws; provided, however, that any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors.	Florida Under the FBCA, a corporation’s board of directors may generally amend the bylaws unless (i) the articles of incorporation or the FBCA reserves the power to amend the bylaws generally or a specific bylaw provision exclusively to the shareholders or (ii) the shareholders, in amending or repealing the bylaws generally or a particular bylaw provision, provide expressly that the board of directors may not amend or repeal the bylaws or that bylaw provision. Additionally, the shareholders may amend or repeal the bylaws even though the bylaws may also be amended or repealed by the board of directors.

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Anti-Takeover Statutes
Delaware Section 203 of the DGCL contains a form of a “business combination” statute, although a corporation’s certificate of incorporation or stockholders may elect to exclude the corporation from the restrictions imposed thereunder. Section 203 provides that, subject to certain exceptions specified therein, a corporation shall not engage in any business combination with any “interested stockholder” for a three-year period following the date that such stockholder becomes an interested stockholder unless: (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine, confidentially, whether plan shares will be tendered in a tender or exchange offer); or (iii) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least 66 /3 of the outstanding voting stock that is not owned by the interested stockholder. Except as specified in Section 203 of the DGCL, an interested stockholder is defined to include: (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date; and (b) the affiliates and associates of any such person. The provisions of the Delaware business combination statute do not apply to a corporation if, subject to certain requirements, the certificate of incorporation or bylaws of the corporation contain a provision expressly electing not to be governed by the provisions of the statute or the corporation does not have voting stock listed on a national securities exchange or held of record by more than 2,000 stockholders.	Florida Affiliate Transactions. Section 607.0901 of the FBCA contains an affiliated transactions statute which provides that certain transactions involving a corporation and a shareholder owning 10% or more of the corporation’s outstanding voting shares (an “affiliated shareholder”) must generally be approved by the affirmative vote of the holders of two-thirds of the voting shares other than those owned by the affiliated shareholder. The transactions covered by the statute include, with certain exceptions, (i) mergers and consolidations to which the corporation and the affiliated shareholder are parties; (ii) sales or other dispositions of substantial amounts of the corporation’s assets to the affiliated shareholder; (iii) issuances by the corporation of substantial amounts of its securities to the affiliated shareholder; (iv) the adoption of any plan for the liquidation or dissolution of the corporation proposed by or pursuant to an arrangement with the affiliated shareholder; (v) any reclassification of the corporation’s securities which has the effect of substantially increasing the percentage of the outstanding voting shares of the corporation beneficially owned by the affiliated shareholder; and (vi) the receipt by the affiliated shareholder of certain loans or other financial assistance from the corporation. These special shareholder approval requirements do not apply in any of the following circumstances: (a) if the transaction was approved by a majority of the corporation’s disinterested directors; (b) if the corporation did not have more than 300 shareholders of record at any time during the preceding three years; (c) if the affiliated shareholder has been the beneficial owner of at least 80% of the corporation’s outstanding voting shares for the past five years; (d) if the affiliated shareholder is the beneficial owner of at least 90% of the corporation’s outstanding voting shares, exclusive of those acquired in a transaction not approved by a majority of disinterested directors; or (e) if the consideration received by each shareholder in connection with the transaction satisfies the “fair price” provisions of the statute. Section 607.0901 applies to any Florida corporation unless the articles of incorporation or bylaws contain a provision expressly electing not to be governed by this statute. Any amendment to the articles of incorporation or bylaws related to the foregoing must be approved by the affirmative vote of a majority of disinterested shareholders and will not be effective until 18 months after approval. Control-share Acquisitions. Section 607.0902 of the FBCA contains a control-share acquisition statute which limits the voting rights of “control shares” acquired in a “control-share acquisition,” which is intended to deter hostile takeovers of publicly held Florida corporations. Under this section, control shares acquired in a control share acquisition have voting rights only if, and to the extent, granted in a resolution of the shareholders of the corporation approved by (i) the majority of all the cotes entitled to be case by each class or series entitled to vote on the proposed control-share acquisition and (ii) a majority of all shares of each class or series entitled to vote separately on the proposal, excluding any shares that are owned by the acquiring person or persons, each officer of the corporation and each employee of the corporation who is also a director of the corporation. For the purposes of the FBCA, “control shares” means shares of a corporation which provide for at least 20% of the voting power in the election of the corporation’s directors. For the purposes of the FBCA, “control share acquisition” means, with certain exceptions, the direct or indirect acquisition of control shares. Shares which are acquired within a 90-day period are treated as acquired on the same date for the purposes of Section 607.0902.

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Number of Directors
Delaware The DGCL permits the number of directors to be specified in either a corporation’s bylaws or the corporation’s certificate of incorporation. If the number of directors is specified in the corporation’s certificate of incorporation, a change in the number of directors may be made only by amendment of the certificate of incorporation.	Florida The FBCA permits the number of directors to be specified in either the corporation’s articles of incorporation or bylaws. If the number of directors is specified in the corporation’s articles of incorporation, a change in the number of directors may be made only by amendment of the articles of incorporation.

Classified Board of Directors
Delaware The DGCL permits (but does not require) classifications of a corporation’s board of directors into one, two or three classes, with each class comprised of as equal a number of directors as is possible. In the event of multiple classes of directors, the DGCL provides for staggered terms of two years if there are two classes of directors or three years if there are three classes of directors.	Florida The FBCA permits (but does not require) classifications of a corporation’s board of directors into one, two or three classes, with each class comprised of as equal a number of directors as is possible. In the event of multiple classes of directors, the FBCA provides for staggered terms of two years if there are two classes of directors or three years if there are three classes of directors.

Removal of Directors
Delaware Under the DGCL, one or more directors serving on a nonclassified board may be removed, with or without cause, by the holders of a majority of the corporation’s outstanding shares entitled to vote at an election of directors.	Florida Under the FBCA , one or more directors serving on a nonclassified board may be removed, with or without cause, by the holders of a majority of the corporation’s outstanding shares entitled to vote at an election of directors unless the articles of incorporation provide that directors may be removed only for cause.

Board of Director Vacancies
Delaware Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws, any vacancy on the board of directors, including any vacancy resulting from an increase in the number of directors, may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Under the DGCL (unless otherwise provided in the certificate of incorporation or bylaws), stockholders may fill the vacancy only if (i) at the time of the filling of any vacancy or newly created directorship, the directors in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase) and (ii) the Delaware Chancery Court, upon application of stockholders holding at least 10% of a corporation’s outstanding voting shares, orders an election to fill any such position.	Florida Under the FBCA, unless otherwise provided in the articles of incorporation, vacancies may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the board of directors, or by the shareholders.
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Cumulative Voting; Vote Required for the Election of Directors
Delaware The DGCL permits cumulative voting if provided in the certificate of incorporation. In addition, the DGCL provides for the election of directors by plurality vote of the stockholders entitled to vote, unless the corporation’s certificate of incorporation or bylaws provide otherwise.	Florida The FBCA permits cumulative voting if provided in the articles of incorporation. In addition, the FBCA provides for the election of directors by plurality vote of the shareholders entitled to vote, unless the corporation’s articles of incorporation or bylaws provide otherwise.

Limitation of Liability of Directors
Delaware Under the DGCL, a provision eliminating the liability of a director to the corporation or its stockholders for monetary liability for breach of the director’s fiduciary duty in certain cases must be contained in the corporation’s certificate of incorporation. In addition, a director may not be exculpated from liability: (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders; (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) arising from transactions relating to certain unlawful distributions; or (iv) for any transaction from which the director derived an improper personal benefit.	Florida Under the FBCA, directors are not personally liable to the corporation, a shareholder or a third party, regardless of whether the shareholders of the corporation desire that such a liability limitation apply the corporation, except where a director breached or failed to perform his or her duties as a director and such breach of, or failure to perform, those duties constitutes: (i) a knowing violation of criminal law; (ii) a transaction from which the director derived a improper benefit; (iii) certain unlawful distributions; (iv) a conscious disregard for the best interest of the corporation or willful misconduct; or (v) recklessness or an act or omission which was committed in bad faith or with malicious purposes or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

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Indemnification of Directors and Officers
Delaware Permissive Indemnification—Non-Derivative Actions. Under the DGCL, a corporation may indemnify an Indemnitee who was or is a party or is threatened to be made a party to any proceeding against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with such proceeding if the Indemnitee met the specified Standard of Conduct. Permissive Indemnification—Derivative Actions. In the case of derivative actions, a corporation may indemnify an Indemnitee against expenses (including attorneys’ fees), but not amounts paid in settlement, judgments or fines. However, such indemnification is permitted only if the Indemnitee met the specified Standard of Conduct, except that no indemnification may be made for any claim as to which the Indemnitee is adjudged liable to the corporation unless a court determines that, in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity. Mandatory Indemnification. A present or former director or officer of a corporation who is successful, on the merits or otherwise, in defense of any proceeding subject to the DGCL’s indemnification provisions must be indemnified by the corporation for reasonable expenses (including attorneys’ fees). Standard of Conduct. The DGCL states that any permissive indemnification, unless ordered by a court, may be made only after a determination that the Indemnitee met the specified Standard of Conduct. Under the DGCL, the specified Standard of Conduct requires that an Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the Indemnitee’s conduct was unlawful. The determination may be made (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders.	Florida Permissive Indemnification—Non-Derivative Actions. Under the FBCA, a corporation may indemnify an Indemnitee who was or is a party or is threatened to be made a party to any proceeding against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with such proceeding if the Indemnitee met the specified Standard of Conduct. Permissive Indemnification—Derivative Actions. In the case of derivative actions, a corporation may indemnify an Indemnitee against expenses (including attorneys’ fees), but not amounts paid in settlement, judgments or fines. However, such indemnification is permitted only if the Indemnitee met the specified Standard of Conduct, except that no indemnification may be made for any claim as to which the Indemnitee is adjudged liable to the corporation unless a court determines that, in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity. Mandatory Indemnification. A present or former director or officer of a corporation who is successful, on the merits or otherwise, in defense of any proceeding subject to the FBCA’s indemnification provisions must be indemnified by the corporation for reasonable expenses (including attorneys’ fees). Standard of Conduct. The FBCA states that any permissive indemnification, unless ordered by a court, may be made only after a determination that the Indemnitee met the specified Standard of Conduct. Under the FBCA, the specified Standard of Conduct requires that an Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the Indemnitee’s conduct was unlawful. The determination may be made (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the shareholders.

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Advancement of Expenses
Delaware A corporation may advance reasonable expenses to the Indemnitee in advance of the final disposition of a proceeding upon a written undertaking by or on behalf of the Indemnitee to repay such amount to the corporation if it is ultimately determined that the Indemnitee did not meet the specified Standard of Conduct.	Florida A corporation may advance expenses to an Indemnitee subject to repayment undertakings in the event the Indemnitee is ultimately found not entitled to indemnification. Advancement of expenses is optional unless mandated by the corporation’s articles of incorporation or bylaws.

Transactions with Officers and Directors
Delaware The DGCL provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have a financial interest are not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board of directors or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors are less than a quorum; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.	Florida The FBCA provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have a financial interest are not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board of directors or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors are less than a quorum; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair and reasonable as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the shareholders.

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Dissenters’ Rights of Appraisal
Delaware Under the DGCL, unless the certificate of incorporation of a corporation provides otherwise, appraisal rights are only available with respect to a merger or consolidation of a corporation under certain limited circumstances. No appraisal rights are provided in the case of (i) a sale, lease or exchange of all or substantially all of the corporation’s assets or (ii) a share exchange. Appraisal rights under the DGCL are available to record holders only.	Florida Under the FBCA, appraisal rights are available under more circumstances than the DGCL. A shareholder, with certain exceptions, has the right to dissent from and obtain payment of the fair value of his or her shares in the event of (i) a merger or a consolidation to which the corporation is a party; (ii) a sale or exchange of all or substantially all of the corporation’s property other than in the usual and ordinary course of business; (iii) the approval of a control share acquisition; (iv) a statutory share exchange to which the corporation is a party as the corporation whose shares will be acquired; (v) an amendment to the articles of incorporation if the shareholder is entitled to vote on the amendment and the amendment would adversely affect the shareholder; and (vi) any corporate action taken to the extent that the articles of incorporation provide for dissenter’s rights with respect to such action. The FBCA provides that, unless a corporation’s articles of incorporation provide otherwise, a shareholder does not have dissenter’s rights with respect to a plan of merger, share exchange or proposed sale or exchange of property if the shares held by the shareholder are either registered on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the NASD or held of record by 2,000 or more shareholders and such shares have a market value of at least $10 million.

Shareholder Rights to Examine Books and Records
Delaware Under the DGCL, a stockholder has the right, during normal business hours, to inspect the corporation’s stock ledger and list of shareholders. Stockholders may also inspect other books and records of the corporation provided such inspection is for a proper purpose. Stockholders also have a limited right to inspect the books and records of subsidiaries of the corporation. If a corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made the stockholder may apply to the Court of Chancery for an order to compel such inspection.	Florida Under the FBCA, a shareholder of a corporation is entitled to inspect and copy, during normal business hours at the corporation’s principal office upon five days’ advance written notice: (i) the articles of incorporation; (ii) bylaws; (iii) resolutions adopted by the board of directors creating one or more classes or series of shares and fixing their relative rights, preferences and limitations if shares issued pursuant to those resolutions are outstanding; (iv) the minutes of all shareholders’ meetings and records of all action taken by the shareholders without a meeting for the past 3 years; (v) written communications to all shareholders generally or all shareholders of a class or series within the past 3 years, including the financial statements furnished; (vi) a list of the names and business street addresses of the corporation’s current directors and officers; and (vii) the corporation’s most recent annual report delivered to the Florida Department of State.. Under the FBCA, a shareholder of a corporation is further entitled to inspect and copy, during normal business hours at a reasonable location specified by the corporation, upon at least 5 days’ advance written notice: (a) accounting records of the corporation; (ii) the record of shareholders; and (iii) any other books and records; provided, however, that this right only applies if the shareholder’s demand is made in good faith and for a proper purposes and the shareholder describes with reasonable particularity his or her purposes and the records he or she desires to inspect.

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Dividends and Repurchase of Shares
Delaware The concepts of par value, capital and surplus are retained under the DGCL. The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. The term “capital” means the aggregate par value of all outstanding shares of capital stock and the term “surplus” means the excess of fair value of net assets over the amount of capital.	Florida The FBCA permits the board of directors of a corporation to declare and pay distributions provided that after the payment of the distributions (i) the corporation is able to pay its debts as they become due in the normal course of business and (ii) the corporation’s total assets exceeds the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the dividend. In addition, the FBCA generally provides that a corporation may redeem or repurchase its shares unless otherwise provided in the articles of incorporation. Unless otherwise provided in the articles of incorporation, a corporation may reissue share acquired, which, upon acquisition, are treated as authorized but unissued shares.

Franchise Tax
Delaware The DGCL requires corporations to pay an annual franchise tax.	Florida The FBCA does not require corporations to pay an annual franchise tax.

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MANAGEMENT INFORMATION

Biographical Information on Officers and Directors and Significant Employees

The following table sets forth the names, ages, and positions with us for each of our directors and officers as of _________, 2022:

Name	Age	Position	Since
Redgie Green	68	Chief Executive Officer, Director	July 29, 2021
David J. Cutler	65	Chief Financial Officer, Director	May 29, 2021

Redgie Green

Mr. Green has been our Chief Executive Officer and director since July 29, 2021. Mr. Green was Chief Executive Officer and director of Canning Street Corp. from September 2020 to 2021 and was a director and Chief Executive Officer of Alexandria Advantage Warranty Company (its predecessor company) from December 9, 2019 to September 30, 2020. Mr. Green was a director and officer of Fuquan Financial Co (fka Southwestern Water Exploration, Inc.) from February 2017 through March 7, 2018, a director of Golden Dragon Holding Corp. from 2006 to 2014, President (2010-2022) and President and Chief Executive Officer (2021-present) and a Director of Legacy Technology Holdings, Inc. since (2010-present), a Director of Momentum BioFuels, Inc. since May 2012.  Mr. Green was co-owner and operator of Green's B&R Enterprises, a wholesale donut baker from 1983 to 1990. He has been an active investor in small capital and high-tech adventures since 1987. Mr. Green was a director of IntreOrg Systems, Inc. from March 2008 until October 2017 and of International Paintball, Inc. from 2008 to 2012. He was CEO and director of Capital Franchising Inc. from 2012 to 2014 and then again, he was an officer and director from 2014 to 2015 (as “Jubilee 4Gold, Inc.”). He was the President and director of Strategic Pharma Information Sciences, Inc. from May 2017 to January 2018. He has been a Director of Medical Innovation Holdings, Inc. since February 5, 2019. He was appointed Interim CEO of Medical Innovation Holdings, Inc. on May 7, 2019. He has been a Director of 30DC, Inc., 30DC Merger Co. and 30 Opsco, Inc. since June 2021, Crowdgather, Inc. (Nevada since July 2021) and CRWG Merger Co., and Crowdgather, Inc. (of Delaware) since 2021. He has been CEO and Director of Vapor Hub International, Inc. (Nevada) since December 2021. Mr. Green has also been a director of Vector 21 Holdings, Inc. since March 2021. Mr. Green also served as Director of JV Group, Inc. from April 2021 until November 2021. Mr. Green has been a Director of Apogee 21 Holdings, Inc. and Perigee Holdings, Inc. since November 2021. He is also CEO and Director of Vapor Hub International, Inc. (Nevada), Vapor Hub International, Inc. (of Delaware), VH Merger Co. and Asberry 22 Holdings, Inc. since 2022.

David J. Cutler

Mr. Cutler has been our Chief Financial Officer and director since May 29, 2021. Mr. Cutler is currently the Principal of Cutler & Co. LLC, a PCAOB registered auditing firm. Between 2011 and 2017, Mr. Cutler was initially chief financial officer and subsequently chief executive officer and a director of US Precious Metals, Inc., an OTC quoted gold exploration company with mining interests in Mexico. Between 2012 and 2017, Mr. Cutler was also chief financial officer and director of Discovery Gold Corporation, an OTC quoted gold exploration company with exploration rights in Ghana. Mr. Cutler is was the chief executive officer and director of the following publicly quoted shell companies: Solanbridge Group, Inc. (2021 – to date), Canning Street Corporation (successor company to Alexandria Advantage Warranty) (2020-2021), Company Southwestern Water Exploration Co. (2011 – 2017), Naerodynamics, Inc. (2015-2016), Torrent Energy Corp. (2011-2015) and Quantech Electronics Corp. (2012-2015). Effective February 23, 2017, Mr. Cutler was barred by the PCAOB from being an associated person of a registered public accounting firm. This bar was lifted by the PCAOB effective January 15, 2020. Mr. Cutler holds a Master’s degree from Cambridge University in the United Kingdom and qualified as a British Chartered Accountant and Chartered Tax Advisor with Arthur Andersen & Co. in London. He was subsequently admitted as a Fellow of the UK Institute of Chartered Accountants. Since arriving in the United States, David has qualified as a Certified Public Accountant, a Certified Valuation Analyst of the National Association of Certified Valuation Analysts and obtained

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an executive MBA from Colorado State University.

No family relationships exist between any of the officers or Directors of the Company.

EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officers received total annual salary and bonus compensation in excess of $100,000.

Executive compensation during the years ended December 31, 2021 and 2020, was as follows:

NAME AND PRINCIPAL POSITION	YEAR	SALARY	BONUS	STOCK AWARDS	OPTIONS AWARDS ($)	NONQUALIFIED DEFERRED COMPENS- ATION ($)	ALL OTHER COMP	TOTAL
Cortney Morris, (1) Director, Chief Executive Officer, Chief Financial Officer,	2021	$0	$0	$0	$0	$0	$0	$0
	2020	$0	$0	$0	$0	$0	$0	$0
David J. Cutler (2) Director, Chief Financial Officer	2021	$35,000	0	0	0	n/a	n/a	$35,000
	2020	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Redgie Green (3) Director, Chief Executive Officer	2021	$0	0	0	0	n/a	n/a	n/a
	2020	n/a	n/a	n/a	n/a	n/a	n/a	n/a

(1)	Ms. Morris resigned as Chief Financial Officer effective May 29, 2021 and as a director and officer of the Company effective July 29, 2021.

(2)	Mr. Cutler was not appointed as a director and officer of the Company until May 29, 2021.

(3)	Mr. Green was not appointed as a director and officer of the Company until July 29, 2021.

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Outstanding Equity Awards At Fiscal Year End

The following table sets forth certain information concerning outstanding equity awards held by the Chief Executive Officer and the Company's compensated executive officers for the fiscal year ended December 31, 2021 the "Named Executive Officers"):

Name	Option Awards
	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options (#) Non-exercisable	Option Exercise Price	Option Expiration Date
Cortney Morris, Former CEO & CFO (1)	0	0	$0	N/A
Redgie Green, CEO (2)	0	0	$0	N/A
David J. Cutler, CFO (3)	0	0	$0	N/A

(1)	Ms. Morris resigned as Chief Financial Officer effective May 29, 2021 and as a director and officer of the Company effective July 29, 2021.

(2)	Mr. Cutler was not appointed as a director and officer of the Company until May 29, 2021.

(3)	Mr. Green was not appointed as a director and officer of the Company until July 29, 2021.

Option/SAR Grants

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees.

Aggregated Option/SAR Exercises in Last Fiscal Year

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees.

Director Compensation

The following table sets forth the compensation, if any, paid by the Company to those directors who served on the Company's Board of Directors, during the year ended December 31, 2021.

Director's Compensation
Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Non- qualified Deferred Compensation	All Other Compensation	Total
Cortney Morris (1)	$0	$0	$0	$0	$0	$0	$0

Redgie Green (2)	$0	$0	$0	$0	$0	$0	$0

David J. Cutler (3)	$0	$0	$0	$0	$0	$0	$0

(1)	Ms. Morris resigned as Chief Financial Officer effective May 29, 2021 and as a director and officer of the Company effective July 29, 2021.

(2)	Mr. Cutler was not appointed as a director and officer of the Company until May 29, 2021.

(3)	Mr. Green was not appointed as a director and officer of the Company until July 29, 2021.
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The Company currently does not compensate its directors with cash.

Employment Agreements

The Company does not have any employment agreements in place with its officers at this time.

Compensation Pursuant to Plans

Stock Option Plan

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees.

Compensation Committee Interlocks and Insider Participation

The Company does not have a compensation committee; all decisions on the compensation of executive officers of the Company are made by the full board of directors.

Security Ownership of Certain Beneficial Owners and Management

Beneficial Ownership

The following table sets forth certain information regarding beneficial ownership of our common stock as of ________, 2022, by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock, (ii) each director and each of our named executive officers and (iii) all executive officers and directors as a group.

The number of shares of Common Stock beneficially owned by each person is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after the date hereof, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

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Title of Class	Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership	Percent of Class (2)
Common	Redgie Green (1)	0	0.00%
Common	David J. Cutler (1)	0	0.00%
	All directors and officers as a group	0	0.00%

	Greater than 5% Shareholders
Common	James J Albion (3)	700,000,000	11.96%
Common	Kevin Mahar (4)	575,000,000	9.83%
Common	Jurojin, Inc. (5)	316,000,000	5.4%

Preferred	Redgie Green (1)	0	0.00%
Preferred	David J. Cutler (1) (6)	1	100.00%
	All directors and officers as a group	1	100%

___________

(1)	PO Box 147165, Lakewood, Colorado 80214
(2)	Based on 5,850,705,874 common shares issued and outstanding and 1 share of Series A Preferred Stock issued and outstanding.
(3)	PO Box 487, Dover, New Hampshire, 03821
(4)	5103 Eastman Avenue, 120, Midland, Michigan, 48640
(5)	Samuel & 58th Avenue, 7th Floor, PH ADR TECH RWR Local 7 A, Panama City, Panama
(6)	The holder of the one share of Series A Preferred Stock has voting rights equivalent to 68% of the number of votable preferred and common shares issued and outstanding and is entitled to convert into such number of common shares as to represent 68% of the common shares issued and outstanding.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation to furnish to the Company copies of all Section 16(s) forms they file.

Based solely on our review of certain reports filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the reports required to be filed with respect to transactions in our common stock by each person who, at any time during the 2021 fiscal year and through the date of this filing, was a director, officer, or beneficial owner of more than 10% of our common stock, were timely, except as follows:

None.

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SHAREHOLDER PROPOSALS

Any shareholder proposal that properly may be included in proxy solicitation materials for a meeting of shareholders must be received by the Company a reasonable time prior to the date voting instructions or proxy materials are mailed to shareholders.  Any such proposal must comply with Rule 14c-8 of Regulation 14C of the proxy rules of the Securities and Exchange Commission.  Shareholder proposals should be addressed to the Secretary of the Company.

BOARD RECOMMENDATION OF PROPOSALS

The Board of Directors of the Company voted unanimously to implement the Proposed Redomicile. The Board of Directors believes that the Redomicile will serve the Company's current business. The Company is not expected to experience any tax consequence as a result of the Redomicile.

OTHER MATTERS

The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement has been presented for the consent of the shareholders.

The Company is subject to the filing requirements of the Exchange Act, and in accordance therewith files reports, proxy/information statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “Exchange Act Filings”) with the SEC. Reports and other information filed by the Corporation can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, NE Washington, D.C, 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, NE Washington, D.C 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

We will provide without charge an information statement upon written or oral request of such person by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in this proxy statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the proxy statement incorporates). Such requests should be directed to Redgie Green, CEO, at Atlas Technology Group, Inc., PO Box 147165, Lakewood, Colorado, 80214. This includes information contained in documents filed subsequent to the date on which definitive copies of the proxy statement are sent or given to security holders, up to the date of responding to the request.

You should rely only on information contained in or incorporated by reference in this information statement. No persons have been authorized to give any information or to make any representations other than those contained in this information statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person.

This Information Statement is dated ______________, 2022. You should not assume that the information contained in this Information Statement is accurate as of any date other than that date, and the mailing of this Information Statement to stockholders does not create any implication to the contrary.

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This Information Statement is first being mailed or furnished to stockholders on or about __________, 2022. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will not reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

By Order of the Board of Directors

ATLAS TECHNOLOGY GROUP, INC.

By:

Redgie Green

Chief Executive Officer

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APPENDICES

Exhibit A –	Written Consent of the Majority Shareholder

Exhibit B –	Certificate of Incorporation of Saxon Capital Group, Inc. - DE

Exhibit C –	Bylaws of Saxon Capital Group, Inc. - DE

Exhibit D –	Articles of Incorporation of Atlas Technology Group, Inc. currently in effect

Exhibit E –	Bylaws of Atlas Technology Group, Inc. currently in effect

Exhibit F –	Agreement and Plan of Merger of Atlas Technology Group, Inc. and Saxon Capital Group, Inc.

Exhibit G -	Articles of Merger (Florida)

Exhibit H -	Certificate of Merger (Delaware)

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EXHIBIT A

Written Consent of the Majority Shareholder

EXHIBIT B

Certificate of Incorporation of Saxon Capital Group, Inc.

EXHIBIT C

Bylaws of Saxon Capital Group, Inc.

EXHIBIT D

Certificate of Incorporation of Atlas Technology Group, Inc. currently in effect

EXHIBIT E

Bylaws of Atlas Technology Group, Inc. currently in effect

EXHIBIT F

Agreement and Plan of Merger of Atlas Technology Group, Inc. and Saxon Capital Group, Inc.

EXHIBIT G

Articles of Merger (Florida)

EXHIBIT H

Certificate of Merger (Delaware)